Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data in Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Accounts receivable, non-trade	$ 40,043	$ 7,714
Vessels and equipment, accumulated depreciation	$ 1,016,812	$ 1,080,558
Common Units [Member]
Limited partners - units issued	85.5	80.1
Limited partners - units outstanding	85.5	80.1
Preferred Units [Member]
Limited partners - units issued	6.0
Limited partners - units outstanding	6.0